UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON,  D.C.  20549
                                                       OMB APPROVAL
                                            OMB  Number:  3235-0060
                                           Expires:  May  31,  2000
                                         Estimated  average  burden
                                         hours  per  response  5.00
                                         --------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported) February 22, 2000
                                                         -------------------
                               GLOBALNETCARE, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)
      Florida                          000-27097                      980215778
------------------------------     ------------------------------     ---------
(State  or  other  jurisdiction     (Commission                  (IRS  Employer
of  incorporation)                  File  Number)          Identification  No.)

Suite  950  -  2000  McGill  College,  Montreal,  Quebec,  Canada     H3A  3H3
-----------------------------------------------------------------     --------
(Address  of  principal  executive  offices)                       (Zip  Code)

Registrant's  telephone  number,  including  area  code  (877)  288-4909
------------------------------------------------------------------------

No Change
------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.
Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.
Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP
Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
In February, 2000, GlobalNetCare, Inc. ("GlobalNetCare") decided to engage new auditors as its independent accountants to audit its financial statements. GlobalNetCare's Board of Directors approved and ratified the change of accountants to KPMG, L.L.P. on March 22, 2000.

During GlobalNetCare's two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Councilor, Buchanan & Mitchell, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The decision to change accountants was based on the proximity of the accountants to the Company's operations and head office located in Montreal, Quebec.

GlobalNetCare provided Councilor, Buchanan & Mitchell, P.C., with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that it furnish GlobalNetCare with a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which it does not agree. As the letter from Councilor, Buchanan & Mitchell, P.C. was not available at the time of filing this Current Report on Form 8-K, GlobalNetCare will file such letter with the SEC within ten
(10) business days after the filing of this Current Report on Form 8-K, or within two (2) business days of receipt of such letter, whichever is earlier. GlobalNetCare has engaged the firm of KPMG, L.L.P. as of February 22, 2000. KPMG, L.L.P. was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on GlobalNetCare's financial statements.

ITEM  5.     OTHER  EVENTS
Not  applicable.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS
Not  applicable.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GLOBALNETCARE,  INC.


Date:  March  29,  2000                 /s/ Patrick Power
                                        Patrick  Power,  President